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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                  ---------------------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO.1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                       THE SECURITIES EXCHANGE ACT OF 1934
                  ---------------------------------------------



         Date of Report (Date of earliest event reported): December 31, 2001





                           HEALTH SCIENCES GROUP, INC.
         ---------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



           COLORADO                   333-51628             91-2079221
           --------                   ---------             ----------
   (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)          File Number)      Identification Number)




                              Howard Hughes Center
                          6080 Center Drive, 6th Floor
                              Los Angeles, CA 90045
                                 (310) 242-6700
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

          Audited financial statements of XCEL Healthcare, Inc. as of and for the years ended December 31, 2000 and 1999 are attached hereto as pages F-1 to F-16.

(b)      Pro forma Financial Information.

          Not applicable



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               HEALTH SCIENCES GROUP, INC.

Dated:  March 5, 2002          By:  /s/ Fred E. Tannous
                               ---------------------------------------------
                               Fred E. Tannous
                               Chief Executive Officer,
                               Principal Financial Officer, Controller,
                               and Director


Dated:  March 5, 2002          By:  /s/ Bill Glaser
                               ---------------------------------------------
                               Bill Glaser
                               President, Secretary,
                               and Director

                              XCEL HEALTHCARE, INC.

                          COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2000 AND 1999




                                    CONTENTS

                                                               Page
                                                               -----


Independent Auditors' Report                                    F-2



Financial Statements:

  Combined Balance Sheet                                        F-3

  Combined Statements of Operations                             F-4

  Combined Statement of Stockholders' Equity                    F-5

  Combined Statements of Cash Flows                             F-6

  Notes to Combined Financial Statements                    F-7 - F-16

INDEPENDENT AUDITORS' REPORT



Board of Directors
XCEL Healthcare, Inc.
Woodland Hills, California


We have audited the accompanying combined balance sheet of XCEL Healthcare, Inc. as of December 31, 2000, and the related combined statements of operations, stockholders' equity and cash flows for the two year period ended December 31, 2000. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of XCEL Healthcare, Inc. as of December 31, 2000, and the results of their operations and their cash flows for the two year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the combined financial statements, the Company's net loss and negative working capital raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also discussed in Note
1. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Stonefield Josephson, Inc.

CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
February 13, 2002

                              XCEL HEALTHCARE, INC.

                   COMBINED BALANCE SHEET - DECEMBER 31, 2000


                                     ASSETS

Current assets:
  Accounts receivable                                            $      156,239
  Inventories                                                            83,092
  Investment in marketable securities - available-for-sale                8,787
  Due from stockholders                                                     606
                                                                 --------------

            Total current assets                                        248,724

Furniture and equipment, net                                            200,972

Patents                                                                 188,003
                                                                 --------------
                                                                 $      637,699
                                                                 ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Book overdraft                                                 $       68,013
  Accounts payable and accrued expenses                                 283,935
  Line of credit                                                         73,653
  Notes payable                                                          55,000
  Capital lease obligations - current portion                            20,838
  Due to stockholders                                                     5,783
                                                                 --------------

            Total current liabilities                                   507,222

Capital lease obligations, less current portion                          36,151
                                                                 --------------

          Total liabilities                                             543,373
                                                                 --------------

Stockholders' equity:
  Common stock; no par value, 10,000 shares
    authorized, 4,000 shares issued and outstanding                      18,958
  Total other comprehensive loss                                         (3,752)
  Retained earnings                                                      79,120
                                                                 --------------

          Total stockholders' equity                                     94,326
                                                                 --------------
                                                                 $      637,699
                                                                 ==============

See accompanying independent auditors' report and notes to combined financial statements.

                              XCEL HEALTHCARE, INC.

                        COMBINED STATEMENTS OF OPERATIONS


                                                        Year ended          Year ended
                                                     December 31, 2000    December 31, 1999
                                                     -----------------    -----------------
Sales                                                $      2,481,341     $    2,384,558

Cost of goods sold                                          1,553,668          1,027,240
                                                     ----------------     --------------

Gross profit                                                  927,673          1,357,318
                                                     ----------------     --------------

Research and development                                      192,544             67,578
General and administrative expenses                           928,944          1,007,635
                                                     ----------------     --------------

Total operating expenses                                    1,121,488          1,075,213
                                                     ----------------     --------------

(Loss) income from operations                                (193,815)           282,105

Interest expense                                               16,978              5,073
                                                     ----------------     --------------

(Loss) income before taxes                                   (210,793)           277,032

Income taxes                                                        -             39,652
                                                     ----------------     --------------

Net (loss) income                                    $       (210,793)    $      237,380
                                                     -===============     ==============


Net (loss) income per share - basic and diluted      $         (52.70)    $        55.85
                                                     ================     ==============

Weighted average common shares
  outstanding - basic and diluted                               4,000              4,250
                                                     ================     ==============


See accompanying independent auditors' report and notes to combined financial statements.

                              XCEL HEALTHCARE, INC.

                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY




                                         Common stock              Other                           Total
                                     ---------------------     comprehensive      Retained     stockholders'
                                     Shares       Amount           loss           earnings         equity
                                     ------    -----------     -------------   ------------    -------------
Balance at December 31, 1998          4,500    $    92,500      $        -     $     52,533    $    145,033

Repurchase of Company's
  common stock                         (500)       (73,542)              -                -         (73,542)

Unrealized gains on marketable
  securities                              -              -           1,557                -           1,557

Net income                                -              -               -          237,380         237,380
                                   --------    -----------      ----------     ------------    ------------

Balance at December 31, 1999          4,000         18,958           1,557          289,913         310,428

Unrealized losses on marketable
  securities                              -              -          (5,309)               -          (5,309)

Net loss                                  -              -               -         (210,793)       (210,793)
                                   --------    -----------      ----------     ------------    ------------

Balance at December 31, 2000          4,000    $    18,958      $   (3,752)    $     79,120    $     94,326
                                   ========    ===========      ===========    ============    ============




See accompanying independent auditors' report and notes to combined financial statements.

                              XCEL HEALTHCARE, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

                                                                 Year ended            Year ended
                                                              December 31, 2000     December 31, 1999
                                                              -----------------     -----------------
Cash flows provided by operating activities:
  Net income/(loss)                                           $       (210,793)     $       237,380
  Adjustments to reconcile  net loss  (income) to
    net cash provided by operating activities:
      Depreciation and amortization                                     45,184               26,222
  Changes in assets and liabilities:
    (Increase) decrease in assets:
      Accounts receivable                                              108,284              (77,113)
      Inventories                                                      (43,448)             (21,138)
    Increase in liabilities -
      accounts payable and accrued expenses                            174,629               86,140
                                                              ----------------      ---------------
        Net cash provided by operating activities                       73,856              251,491
                                                              ----------------      ---------------
Cash flows used for investing activities:
  Purchase of furniture and equipment                                  (83,129)             (44,039)
  Purchase of marketable securities                                     (4,120)              (8,419)
  Acquisition of patents                                              (113,612)             (74,391)
                                                              ----------------      ---------------
        Net cash used for investing activities                        (200,861)            (126,849)
                                                              ----------------      ---------------
Cash flows provided by (used for) financing activities:
  Increase (decrease) in book overdraft                                 68,013              (90,495)
  Net advances (payments) on line of credit                             73,653               (5,150)
  Payments on capital lease obligations                                (14,130)                   -
  Advance from notes payable                                           (20,000)              73,250
  Payments on notes payable                                              5,000                    -
  Payments to buy back and retire common stock                               -              (73,542)
  Due from/to stockholders                                                   -              (14,236)
                                                              ----------------      ---------------
        Net cash provided by (used for) financing activities           112,536             (110,173)
                                                              ----------------      ---------------
Net increase (decrease) in cash                                        (14,469)              14,469
Cash, beginning of year                                                 14,469                    -
                                                              ----------------      ---------------
Cash, end of year                                             $              -      $        14,469
                                                              ================      ===============
Supplemental disclosure of cash flow information:
  Interest paid                                               $         16,978      $         5,073
                                                              ================      ===============
  Income taxes paid                                           $              -      $             -
                                                              ================      ===============

Supplemental disclosure of non-cash financing activities -
  During the year ended December 31, 2000, the Company entered into capital lease agreements for vehicles totaling $71,119.

See accompanying independent auditors' report and notes to combined financial statements.

                              XCEL HEALTHCARE, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         ORGANIZATION AND LINE OF BUSINESS:

                  XCEL Healthcare, Inc. was incorporated in the state of California on July 2, 1996. The Company is engaged in the sale of in-home pharmaceutical services, primarily in Southern California, and research and development for drug delivery systems for nutraceuticals, vitamins and minerals, and cosmetic pharmaceuticals. In April 2000, the Company changed its name from XCEL Medical Pharmacy Ltd. to XCEL Healthcare, Inc.

         BASIS OF COMBINATION:

                  These financial statements include the accounts of XCEL Healthcare, Inc. and BioSelect Innovations, Inc. ("BSI"), presented on a combined basis as they were either owned or controlled by the same individuals. The same three individuals hold the common stock of each company in the exact same denominations and the accounting books and records were commingled in one set of accounting records. From inception to December 31, 2000 BSI had had no revenue, but only incurred expense related to the creation of patents. In 2001 the two companies were purchase by Health Science Group, Inc. (see
                  Note 10 - Subsequent Events).

         BASIS OF PRESENTATION:

                  As reflected in the accompanying combined financial statements, the Company has a loss from operations, its current liabilities exceed its current assets and the Company is delinquent in payments of its notes payables. These matters raise substantial doubt about the Company's ability to continue as a going concern.

                  In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying combined balance sheet is dependent upon continued operations of the Company, which, in turn, is dependent upon the Company's ability to continue to raise capital and generate positive cash flows from operations. The combined financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might be necessary should the Company be unable to continue its existence.

See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued:

         BASIS OF PRESENTATION, continued

                  Management plans to take, or has taken, the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

                    o In November 2001, a publicly held company acquired the Company. The parent company is seeking to raise equity funds that will be used to fund any capital short falls of the Company.

                    o The Company has ceased to fund operations of one of its affiliates.

         USE OF ESTIMATES:

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS:

                  For certain of the Company's financial instruments, including accounts receivable, book overdraft and accounts payable and accrued expenses, the carrying amounts approximate fair value due to their relatively short maturities. The amounts owed for long-term debt also approximate fair value because current interest rates and terms offered to the Company are at current market rates.

         CASH AND CASH EQUIVALENTS:

                  Cash equivalents are comprised of certain highly liquid investments with maturity of three months or less when purchased. The Company has no cash equivalents.

         CONCENTRATION OF CREDIT RISK:

                  Substantially all of the Company's accounts receivable and revenues are from California funded insurance companies.


See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued:

         INVESTMENT IN EQUITY SECURITIES:

                  The  Company  accounts  for  the  its  investments  in  equity securities under the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In accordance with FASB No. 115, equity securities that have readily determinable fair values are classified as either trading or available-for-sale securities. Securities that are bought and held principally for the purpose of selling in the near term (thus held for only a short period of time) are classified as trading securities and all other securities are classified as available-for-sale. Trading and available-for-sale securities are measured at fair value in the balance sheet. For trading securities any realized gains or losses and any unrealized holding gains and losses are reported in the statement of operations. For available-for-sale securities any realized gains and losses are reported in the statement of operations and any unrealized holding gains and losses are reported as a separate component of stockholders' equity until realized. As of December 31, 2000, all of the Company's investments are classified as available-for-sale.

         INVENTORIES:

                  Inventories consist of purchased goods that are stated at the lower of cost or market, cost generally being determined on a first-in, first out basis.

         PROPERTY AND EQUIPMENT:

                  Property and equipment are stated at cost. Depreciation is provided on straight-line basis over the estimated useful lives of the assets, which range from 5-7 years.

                  Leasehold improvements are amortized on the straight-line method over the term of the lease or estimated useful life, whichever is shorter. Expenditures for maintenance and repairs are charged to operations as incurred, while renewals and betterments are capitalized.



See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued:

         PATENTS:

                  Patents consist of the expenditures for the filing of patents and such costs are amortized on a straight-line method over their economic lives and are reviewed for impairment whenever the facts and circumstances indicate that the carrying amount may not be recoverable.

         REVENUE RECOGNITION:

                  The Company records revenues when pharmaceutical products are shipped and accepted by the customers and such sales are shown net of estimated returns and allowances.

         RESEARCH AND DEVELOPMENT COSTS:

                  Research and development costs consist of expenditures for the
                  research   and   development  of  patents,  which   cannot  be
                  capitalized

         ADVERTISING COSTS:

                  The   Company   expenses   advertising   costs  as   incurred.
                  Advertising costs for the years ended December 31, 2000 and 1999 were $9,751 and $20,291, respectively.

         COMPREHENSIVE INCOME:

                  In  June  1998,  the  Financial  Accounting  Standards   Board
                  ("FASB")  issued  SFAS   No.  130,  "Reporting  Comprehensive
                  Income".   SFAS   No.  130  establishes   standards  for   the
                  reporting and display of comprehensive income and its components in the financial statements.

         INCOME TAXES:

                  Deferred income taxes result primarily from temporary differences between financial and tax reporting. Deferred tax assets and liabilities are determined based on the difference between the financial statement bases and tax bases of assets and liabilities using enacted tax rates. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to more likely than not be realized.

See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued:

         NET LOSS PER SHARE:

                  The Company uses SFAS No. 128, "Earnings Per Share" for calculating the basic and diluted loss per share. Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At December 31, 2000 and 1999, the Company had no potentially dilutive common shares.

         RECENT ACCOUNTING PRONOUNCEMENTS:

                  In July 2001, the FASB issued SFAS No. 141 "Business Combinations." SFAS No. 141 supersedes Accounting Principles Board ("APB") No. 16 and requires that any business combinations initiated after June 30, 2001 be accounted for as a purchase; therefore, eliminating the pooling-of-interest method defined in APB 16. The statement is effective for any business combination initiated after June 30, 2001 and shall apply to all business combinations accounted for by the purchase method for which the date of acquisition is July 1, 2001 or later. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations since the Company has not participated in such activities covered under this pronouncement.

                  In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangibles." SFAS No. 142 addresses the initial recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business combination. The statement is effective for fiscal years beginning after December 15, 2001, and is effective July 1, 2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company is evaluating any accounting effect, if any, arising from the recently issued SFAS No. 142, "Goodwill and Other Intangibles" on the Company's financial position or results of operations.

See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued:

         RECENT ACCOUNTING PRONOUNCEMENTS, Continued:

                  In October 2001, the FASB recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement  obligations  in  the  period  in  which  they  are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

                  In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement 144 addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-lived assets to be disposed of. New criteria must be met to classify the asset as an asset held-for-sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.


See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999


(2)      PROPERTY AND EQUIPMENT:

         Furniture and equipment                               $       65,932
         Computer equipment                                            59,872
         Vehicles held under capital leases                            78,623
         Leasehold improvements                                        85,172
                                                               --------------
                                                                      289,599
         Accumulated depreciation, including $14,130
           for vehicles held under capital leases                      88,627
                                                               --------------
                                                               $      200,972
                                                               ==============

         Depreciation  expense   charged  to  operations  for  the  years  ended
         December 31, 2000 and 1999 was $45,184 and $26,222, respectively, including $14,130 for vehicles held under capital leases during 2000.


(3)      LINE OF CREDIT:

         The Company may borrow up to $75,000 under a revolving line of credit agreement expiring in March 2003. Interest is payable at 2.5% above the prime interest rate. At December 31, 2000, the interest rate was 12%. The agreement is guaranteed by certain stockholders of the Company.


(4)      NOTES PAYABLE:

         The Company has notes payable outstanding of $55,000 bearing interest between 10% and 12% per annum. These notes matured during 2000 but remain unpaid at December 31, 2000. The Company is still paying interest to the note holders. The note holders have not demanded payment as of December 31, 2000. These notes are secured by second trust deeds on the homes of certain stockholders.


(5)      COMMITMENTS AND CONTINGENCIES:

         Leases
         ------
         The Company has incurred capital lease obligations for vehicles. Aggregate monthly payments of $1,845, include interest at 10.82% to 11.75% per annum, will be made through various dates expiring December 2003 through March 2004.

See accompanying independent auditors' report.

                             XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(5)      COMMITMENTS AND CONTINGENCIES, Continued:

         Leases, Continued
         -----------------
         The Company leases its facilities and vehicles under non-cancelable operating and capital leases expiring in various years through 2004 and is committed to minimum rental payments (exclusive of real estate taxes, maintenance, etc.) as follows:

             Years ending                       Operating           Capital
              December 31                        leases             leases
             ------------                      ------------       -----------
                2001                           $     33,530       $    22,143
                2002                                 38,544            22,143
                2003                                 38,544            22,143
                2004                                 22,484             1,059
                                               ------------       -----------

            Total minimum lease payments       $    133,102            67,488
                                               ============
            Less amount representing interest                          10,499
                                                                   ------------
            Present value of net minimum
              lease payments                                      $    56,989
                                                                  =============

         The leases for the facilities provide for one additional three year renewal option to be exercised on or before July 31, 2004 at a base rent of $3,212, adjusted by an average of the increases, if any, in the Consumer Price Index for the three previous years. Each lease requires payments of certain additional expenses including utilities, property taxes and other operating expenses.

         Rent expense charged to operations from the years ended December 31, 2000 and 1999 was $15,433 and $19,704, respectively.


(6)      TRANSACTIONS WITH AFFILIATES:

         During the years ended December 31, 2000 and 1999, the Company advanced $83,515 and $258,834, respectively, to an affiliated company owned by the stockholders of the Company. The Company was not repaid for these advances, so the amounts were expensed in the corresponding years.

See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(7)      EMPLOYEE BENEFIT PLANS:

         The Company sponsors an employee benefit plan, pursuant to Section 401(k) of the Internal Revenue Code, whereby participants may contribute a percentage of compensation, but not in excess of the maximum allowed under the Code. The plan allows the Company to make matching contribution at the discretion of the Board of Directors. The Company did not provide matching contributions for 2000 and 1999, respectively.

         The Company also has a qualified, noncontributory profit sharing plan covering full-time employees of the Company who have at least 1,000 hours of service and are not covered under a collective bargaining agreement. The plan provides for contributions of 3% of eligible salaries for all eligible employees. Profit sharing expense charged to operations was approximately $17,679 and $6,360 for 2000 and 1999, respectively.


(8)      STOCKHOLDERS' DEFICIENCY:

         Common Stock
         ------------
         During 1999, the Company bought back and retired 500 shares of common stock for $73,542.


(9)      INCOME TAXES:

         The components of the provision for income taxes are as follow:

                                              December 31,        December 31,
                                                  2000                1999
                                              --------------    --------------
             Current Tax Expense:
               U.S. federal                   $            -    $      14,893
               State and local                             -           24,759
                                              --------------    -------------
                       Total Current                       -           39,652
                                              --------------    -------------

             Deferred Tax Expense:
               U.S. federal                                -                -
               State and local                             -                -
                                              --------------    -------------
                       Total deferred                      -                -
                                              --------------    -------------

                       Total tax provision    $            -    $      39,652
                                              ==============    =============

See accompanying independent auditors' report.

                              XCEL HEALTHCARE, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

(9)      INCOME TAXES, Continued:

         The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the years ended December 31, 2000 and 1999:

                                                 December 31,    December 31,
                                                     2000            1999
                                                ------------     -----------
             Federal and state income tax rate        (42.84)%        (42.84)%
             Effect of net operating losses            43.11           28.90
             Other                                     (3.87)          (0.24)
             State tax                                  3.60            0.01
                                                ------------     -----------

             Effective income tax rate                     -%        (14.17)%
                                                ============     ===========


(10)     SUBSEQUENT EVENTS:

         Equity
         ------
         On March 26, 2001, the Company agreed to repurchase 1,000 shares of common stock for $165,000 from a stockholder.

         Sale of Common Stock
         --------------------
         On December 13, 2001, the stockholders entered into an agreement to sell 100% of the stock of the Company to Health Sciences, Group, Inc. in a stock for stock transaction. The stockholders of the Company will remain with the Company under employment contracts.

         Notes payable
         -------------
         Since December 31, 2000, the Company has borrowed an additional $220,000 and paid off $10,000 of the notes payable balance at December 31, 2000.




See accompanying independent auditors' report.